UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549

                            Amendment No. 3 to
                                FORM 8-K/A

                               CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  August 12, 2009

                              Tropical PC, Inc.
              ------------------------------------------------
               (Name of Small Business Issuer in its Charter)

            Nevada                   000-52171             20-5220693
 ----------------------------       ------------       ------------------
 (State or other jurisdiction       (Commission          (IRS Employer
      of incorporation)             File Number)       Identification No.)

             3118 W. Parkwood Ave., #111, Webster, TX  77598
   --------------------------------------------------------------------
                (Address of principal executive offices)

                             (281) 554-9560
                       ---------------------------
                       (Issuer's telephone number)

               1107 E. Desert Inn Road, #5, Las Vegas, NV  89109
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

=============================================================================

                               EXPLANATORY NOTE
                               ----------------

This Amendment No. 3 on Form 8-K/A to the Tropical PC, Inc. Form 8-K originally filed with the U. S. Securities and Exchange Commission on August 14, 2009 (the "Form 8-K") adds additional disclosure obtained subsequent to the filing of the Form 8-K.

The Company was unable to obtain an amended Exhibit 16 letter for this amended Form 8-K, because Moore and Associates, Chartered responded stating that they will not be providing the requested letter.


ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) Dismissal of Moore & Associates, Chartered

   On August 27, 2009, the Public Company Accounting Oversight Board ("PCAOB") revoked the registration of Moore and Associates, Chartered because of violations of PCAOB rules and auditing standards in auditing the financial statements, PCAOB rules and quality controls standards, and Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, and noncooperation with a Board investigation.

   On August 12, 2009 (the "Dismissal Date"), the Board of Directors of Tropical PC, Inc. (the "Registrant") voted to dismiss Moore & Associates, Chartered, terminating its relationship as the Registrant's independent registered public accounting firm.

   The reports of Moore & Associates, Chartered on the audited financial statements of the Registrant for the fiscal years ended December 31, 2008 and 2007 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except a going concern qualification in its audit report dated April 10, 2009 on the Registrant's financial statements for the fiscal years ended December 31, 2008 and December 31, 2007.

   During the Registrant's two most recent fiscal years, the subsequent interim periods thereto, and through the Dismissal Date, there were no disagreements (as defined in Item 304 of Regulation S-K) with Moore & Associates, Chartered on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Moore & Associates, Chartered, would have caused it to make reference in connection with its opinion to the subject matter of the disagreement. Further, during the Registrant's two most recent fiscal years, the subsequent interim periods thereto, and through the Dismissal Date, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

   The Registrant requested that Moore and Associates, Chartered furnish it with an amended letter addressed to the U. S. Securities and Exchange Commission stating whether it agrees with the above statements. Moore and Associates, Chartered informed the Registrant that they will not be providing a letter in connection with this Current Report.

   As Moore and Associates, Chartered is no longer registered with the PCAOB; the Registrant may no longer include Moore and Associates, Chartered's audit reports or consents in filings with the Commission made on or after August 27, 2009. If Moore and Associates, Chartered audited a year that we are required to include in our filings with the Commission, we will be required to have Seale and Bears, CPA's, our new independent accountant, re-audit that year.


(b)  Engagement of Seale and Beers, CPAs

   On August 12, 2009 (the "Engagement Date"), the Registrant's Board of Directors approved the appointment of and engaged Seale and Beers, CPAs as the Registrant's independent registered public accounting firm. During the Registrant's two most recent fiscal years, the subsequent interim periods thereto, and through the Engagement Date, neither the Registrant nor anyone on its behalf consulted the Current Accountants regarding either (1) the application of accounting principles to a specified transaction regarding the Company, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (2) any matter regarding the Company that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in
Item 304(a)(1)(v) of Regulation S-K).

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Tropical PC, Inc.
                                        -----------------------------
                                                  Registrant

                                    /s/ David D. Selmon
                                  ----------------------------------------
                                  By:   David D. Selmon
                                  Its:  Chief Executive Officer
                                        Chief Financial Officer
Dated: September 9, 2009
       -----------------